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                                                                    Exhibit (10)



                                  LAW OFFICES
                           Drinker Biddle & Reath LLP
                              1345 Chestnut Street
                          Philadelphia, PA 19107-3496
                           Telephone: (215) 988-2700
                              Fax: (215) 988-2757



                                December 5, 1997


M.S.D. & T. Funds, Inc.
Two Hopkins Plaza
Baltimore, MD  21201

     Re:  Shares Registered by Post-Effective Amendment No. 20 to
          Registration Statement on Form N-1A (File Nos. 33-27491
          and 811-5782)
          -------------------------------------------------------

Ladies and Gentlemen:

     We have acted as counsel to M.S.D. & T. Funds, Inc. (the "Company"), a Maryland corporation, in connection with the preparation and filing with the Securities and Exchange Commission of Post-Effective Amendment No. 20 (the "Amendment") to the Company's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act"), registering shares of common stock representing interests in five new series or portfolios of the Company. The five new series are the Equity Income Fund, Equity Growth Fund, Total Return Bond Fund, National Tax-Exempt Bond Fund and Intermediate Tax-Exempt Bond Fund (the "Funds"). The Amendment seeks to register an indefinite number of shares of common stock of each Fund (the "Shares").

     We have reviewed the Company's Certificate of Incorporation, By-Laws, resolutions of its Board of Directors and such other legal and factual matters as we have deemed appropriate. This opinion is based exclusively on the Maryland General Corporation Law and the federal law of the United States of America.

     We assume that, prior to the effectiveness of the Amendment under the 1933 Act, the Company will have filed with the Maryland Department of Assessments and Taxation all necessary documents (the "Documents") to authorize, classify and establish the Shares.
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M.S.D. & T. Funds, Inc.
December 5, 1997
Page 2


     Based upon and subject to the foregoing, it is our opinion that the Shares, when issued for payment as described in the Company's prospectus relating to the Funds and in accordance with the Company's Articles of Incorporation and the Documents for not less than $.001 per share, will be legally issued, fully paid and non-assessable by the Company.

     We hereby consent to the filing of this opinion as an exhibit to Post-Effective Amendment No. 20 to the Company's Registration Statement.


                         Very truly yours,

                         /s/Drinker Biddle & Reath LLP

                         DRINKER BIDDLE & REATH LLP